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                                                                   Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 27, 2002, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-84128) and related Prospectus of OM Group, Inc. for the registration of 9 1/4% Senior Subordinated Notes due 2011.




                                        ERNST & YOUNG LLP


Cleveland, Ohio
April 22, 2002